Exhibit 99.1

SEAPORT ENTERTAINMENT GROUP REPORTS FOURTH QUARTER AND FULL YEAR 2024 RESULTS

NEW YORK, NY, March 10, 2025 – Seaport Entertainment Group Inc. (NYSE American: SEG) (“Seaport Entertainment Group,” “SEG” or the “Company”) announced today its operating and financial results for the quarter and year ended December 31, 2024.

“Following a transformative year marked by our transition to a standalone public company, we are encouraged by the progress we’re making to drive strategic growth and optimize future cash flow. In the last ninety days, we’ve leased nearly 100,000 square feet to renowned entertainment and hospitality concepts Meow Wolf and GITANO and onboarded the foundational team to internalize our food and beverage operations,” said Anton Nikodemus, Chairman, President and Chief Executive Officer of Seaport Entertainment Group. “As we look forward into 2025, we see incredible opportunities to enhance the Seaport and Las Vegas Ballpark while also exploring long-term monetization strategies for our 250 Water Street development site—whether through an outright sale or a strategic development partnership. None of this would be possible without our team’s hard work and dedication and I’m truly excited about the opportunities ahead as we continue to build on our momentum.”

Select Fourth Quarter 2024 Highlights

◾	Net Loss of ($41.6) million, or ($3.63) per basic and diluted share attributable to common stockholders.
◾	Non-GAAP Adjusted Net Loss Attributable to Common Stockholders of ($19.2) million, or ($1.67) per basic and diluted share.
◾	Generated net proceeds of approximately $166.8 million through the previously announced rights offering, issuing seven million shares of common stock at a price per share of $25.00.
◾	Signed a license agreement with The Dead Rabbit to brand The Rooftop at Pier 17 food & beverage operations during the Company’s holiday and winter programming.
◾	Entered into an interim license agreement and long-term lease with Tulum based Grupo Gitano to open its first permanent, year-round New York dining and nightlife experience, GITANO NYC, in 13,605 square feet at Pier 17.
◾	Extended the Company’s programming agreement with Live Nation for five years, effective January 1, 2025, for The Rooftop at Pier 17, the Company’s one-of-a-kind live music experience with panoramic views of some of New York City’s most iconic landmarks.
◾	Launching year-round concert and event programming in partnership with Live Nation for The Rooftop at Pier 17 utilizing a seasonal floor-to-ceiling glass enclosure, commencing in fall/winter 2025.

Select Full Year 2024 Highlights

◾	Completed the previously announced separation from predecessor parent company Howard Hughes Holdings Inc. (NYSE: HHH) (“Howard Hughes”) on July 31, 2024 (the “Separation”), and is now an independent, standalone publicly traded company.
◾	Net Loss of ($153.2) million, or ($16.82) per basic and diluted share attributable to common stockholders.
◾	Non-GAAP Adjusted Net Loss Attributable to Common Stockholders of ($106.6) million, or ($11.70) per basic and diluted share.

Other Recent Highlights

◾	Hired and onboarded employees of Creative Culinary Management Company LLC (“CCMC”), an indirect wholly owned subsidiary of Jean-Georges Restaurants, and entered into a shared services agreement with CCMC as the Company’s initial step to internalize food and beverage operations at most of its wholly owned and joint venture-owned restaurants at the Seaport.
◾	Signed a 74,497 square foot long-term lease with industry-leading immersive art and interactive experience creator Meow Wolf to bring its artistic blend of storytelling, technology and creative exploration to Pier 17 in 2027.

Quarterly Results

The table below provides a summary of the Company’s consolidated operating and financial results for the three months ended December 31, 2024:

	For the Three Months Ended December 31, 2024	For the Three Months Ended December 31, 2023	Variance to Comparable Period in Prior Year
Total Revenues	$22,844	$22,903	$(59)	(0.3%)

Net loss	$(41,276)	$(36,008)	$(5,286)	(14.6%)
Net loss attributable to common stockholders	$(41,626)	$(36,008)	$(5,618)	(15.6%)
Net loss attributable to common stockholders per share	$(3.63)	$(6.52)	$2.89	44.4%

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders[1]	$(19,189)	$(27,951)	$8,762	31.3%
Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share[1]	$(1.67)	$(5.06)	$3.39	67.0%

Note: $ in thousands, except per share data.

[1]

See the “Non-GAAP Financial Measures” section and tables at the end of this press release for a discussion and reconciliation of net loss attributable to the common stockholders to non-GAAP financial measures, including Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share.

Year-to-Date Results

The table below provides a summary of the Company’s consolidated operating and financial results for the twelve months ended December 31, 2024, which includes periods during Howard Hughes’ ownership prior to the Company’s Separation:

	For the Twelve Months Ended December 31, 2024	For the Twelve Months Ended December 31, 2023	Variance to Comparable Period in Prior Year
Total Revenues	$111,136	$115,678	$(4,542)	(3.9%)

Net loss	$(152,625)	$(838,065)	$685,440	81.8%
Net loss attributable to common stockholders	$(153,212)	$(838,065)	$684,853	81.7%
Net loss attributable to common stockholders per share	$(16.82)	$(151.77)	$134.95	88.9%

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders[1]	$(106,598)	$(80,065)	$(26,533)	(33.1%)
Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share[1]	$(11.70)	$(14.50)	$2.80	19.3%

Note: $ in thousands, except per share data.

[1]

See the “Non-GAAP Financial Measures” section and tables at the end of this press release for a discussion and reconciliation of net loss attributable to the common stockholders to non-GAAP financial measures, including Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share.

Capital Markets and Balance Sheet

As of December 31, 2024, the Company had $167.8 million in cash, cash equivalents and restricted cash and $102.4 million of consolidated debt outstanding at an effective weighted-average interest rate of 7.8%. As of December 31, 2024, 40% of consolidated debt was fixed at a weighted-average interest rate of 4.9% and the remaining 60% of the Company’s consolidated debt is floating at a weighted-average interest rate of 12.2% before the effects of the Company’s total return swap, which reduces the effective rate of the floating rate debt to 9.7%. Additionally, 100% of the Company’s outstanding debt is asset-specific, secured debt, and the weighted-average maturity of the Company’s consolidated debt is approximately 8.7 years. The Company has no meaningful debt maturities until Q3 2029.

During the quarter ended December 31, 2024, the Company completed the previously announced rights offering, issuing 7,000,000 shares of common stock at a price per share of $25.00, generating net proceeds to the Company of approximately $166.8 million.

Investor Conference Call and Webcast

The Company will host a conference call to present its fourth quarter and full year 2024 results on Tuesday, March 11, 2025, at 8:30 AM ET. During the call Chairman, CEO and President Anton Nikodemus and CFO Matt Partridge will address questions e‐mailed in advance by investors to: ir@seaportentertainment.com.

An audio webcast of the conference call will be available through the “Investors” section of the Company’s website at www.seaportentertainment.com. Please log in ten minutes prior to the scheduled start time to register. A replay of the audio webcast will be available on the Company’s website shortly after the conclusion of the call until March 25, 2025.

To dial into the Telephone Conference Call:

Domestic: 1-877-407-3982

International: 1-201-493-6780

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Passcode: 13751952

About Seaport Entertainment Group (NYSE American: SEG)

Seaport Entertainment Group (NYSE American: SEG) is a premier entertainment and hospitality company formed to own, operate, and develop a unique collection of assets positioned at the intersection of entertainment and real estate. Seaport Entertainment Group’s focus is to deliver unparalleled experiences through a combination of restaurant, entertainment, sports, retail and hospitality offerings integrated into one-of-a-kind real estate that redefine entertainment and hospitality. For more information, please visit www.seaportentertainment.com.

Safe Harbor and Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to: risks related to our recent separation from, and relationship with, Howard Hughes; risks related to macroeconomic conditions; changes in discretionary consumer spending patterns or consumer tastes or preferences; risks associated with the Company’s investments in real estate assets and trends in the real estate industry; the Company’s ability to obtain operating and development capital on favorable terms, or at all; the availability of debt and equity capital; the Company’s ability to renew its leases or re-lease available space; the Company’s ability to compete effectively; the Company’s ability to successfully identify, acquire, develop, and manage properties on terms that are favorable to it; the impact of uncertainty around, and disruptions to, the Company’s supply chain; risks related to the concentration of the Company’s properties in Manhattan and the Las Vegas area; extreme weather conditions or climate change that may cause property damage or interrupt business; the impact of water and electricity shortages on the Company’s business; the contamination of the Company’s properties by hazardous or toxic substances; catastrophic events or geopolitical conditions that may disrupt the Company’s business; actual or threatened terrorist activity and other acts of violence, or the perception of a heightened threat of such events; losses that are not insured or that excess the applicable insurance limits; risks related to the disruption or failure of information technology networks and related systems – both ours and those operated and managed by third parties; regulatory and legal requirements applicable to our assets; the Company’s ability to attract and retain key personnel; the Company’s inability to control certain properties due to the joint ownership of such property and inability to successfully attract desirable strategic partners, including joint venture partners; the concentration of ownership of our common stock by Pershing Square; and the other factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date of this press release. The Company is under no obligation to publicly update or revise and forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share, each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they provide meaningful supplement of the Company’s operating performance and period-over-period changes without regard to certain potential distortions or certain non-cash items.

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements. Accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

To derive Non-GAAP Adjusted Net Loss Attributable to Common Stockholders, GAAP net income (loss) attributable to common stockholders is adjusted to exclude depreciation and amortization, as well as gains and losses from the sale of assets, gains or losses on extinguishment of debt, and provision for impairment, and these adjustments include the pro rata share of such adjustments of unconsolidated subsidiaries. Additionally, adjustments are made for non-cash revenues and expenses such as straight-line rental revenue and expenses, above- and below-market lease related intangibles, and non-cash compensation; other non-recurring items such as termination fees and legal settlements; and certain capitalized items such as capitalized interest. Please see the reconciliation table provided in this press release for a reconciliation of Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share to the most directly comparable GAAP measures of net income.

Availability of Information on SEG’s Website and Social Media Channels

Investors and others should note that SEG routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the SEG Investor Relations website. The Company uses these channels as well as social media channels (e.g., LinkedIn www.linkedin.com/company/new-york-seaportentertainment) as a means of disclosing information about the Company’s business to our customers, employees, investors, and the public. While not all of the information that the Company posts to the SEG Investor Relations website or on the Company’s social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in SEG to review the information that it shares through its website and on the Company’s social media channels. Users may automatically receive email alerts and other information about the Company when enrolling an email address by visiting "Email Alerts" in the "Resources" section of the SEG Investor Relations website at https://ir.seaportentertainment.com/resources/email-alerts. The contents of these websites are not incorporated by reference into this press release or any report or document SEG files with the SEC, and any references to the websites are intended to be inactive textual references only.

Contacts:

Investor Relations:

Seaport Entertainment Group Inc.

T: (212) 732-8257

ir@seaportentertainment.com

Media Relations:

The Door

theseaport@thedooronline.com

Seaport Entertainment Group

Condensed Consolidated and Combined Balance Sheets

(in thousands except par value amounts)

	December 31, 2024	December 31, 2023
ASSETS
Buildings and equipment	$522,667	$528,299
Less: accumulated depreciation	(215,484)	(203,208)
Land	9,497	9,497
Developments	146,461	102,874
Net investment in real estate	463,141	437,462
Investments in unconsolidated ventures	28,326	37,459
Cash and cash equivalents	165,667	1,834
Restricted cash	2,178	42,011
Accounts receivable, net	5,246	13,672
Deferred expenses, net	4,515	4,379
Operating lease right-of-use assets, net	38,682	40,884
Other assets, net	35,801	39,112
Total assets	$743,556	$616,813

LIABILITIES
Mortgages payable, net	$101,593	$155,628
Operating lease obligations	47,470	48,153
Accounts payable and other liabilities	23,111	28,139
Total liabilities	172,174	231,920
Commitments and Contingencies	—	—
EQUITY
Preferred stock, $0.01 par value, 20,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 480,000 shares authorized, 12,708 issued and outstanding in 2024 and none issued or outstanding in 2023	127	—
Additional paid in capital	613,015	—
Accumulated deficit	(51,660)	—
Net parent investment	—	384,893
Stockholders’ equity	561,482	384,893
Noncontrolling interest in subsidiary	9,900	—
Total equity	571,382	384,893
Total liabilities and equity	$743,556	$616,813

Seaport Entertainment Group

Condensed Consolidated and Combined Statements of Operations

(in thousands except share amounts)

	(Unaudited)
	Three months ended December 31,		Twelve months ended December 31,
	2024	2023	2024	2023
REVENUES
Sponsorships, events, and entertainment revenue	$8,619	$9,980	$56,153	$60,623
Hospitality revenue	7,793	7,318	29,528	32,951
Rental revenue	6,434	5,601	25,363	22,096
Other revenue	(2)	4	92	8
Total revenues	22,844	22,903	111,136	115,678

EXPENSES
Sponsorships, events, and entertainment costs	8,156	10,478	43,757	47,466
Hospitality costs	8,694	7,449	31,002	31,432
Operating costs	9,989	9,947	44,429	41,219
Provision for (recovery of) doubtful accounts	(195)	368	2,363	459
General and administrative	9,783	10,823	63,269	30,536
Depreciation and amortization	13,684	8,396	34,785	48,432
Other	—	30	—	81
Total expenses	50,111	47,491	219,605	199,625

OTHER
Provision for impairment	—	—	—	(672,492)
Other income (loss), net	2,014	7	6,729	33
Total other	2,014	7	6,729	(672,459)
Operating income (loss)	(25,253)	(24,581)	(101,740)	(756,406)
Interest income (expense)	2,138	(1,317)	(6,751)	(3,166)
Equity earnings (losses) from unconsolidated ventures	(18,161)	(12,298)	(42,571)	(80,633)
Loss on early extinguishment of debt	—	1	(1,563)	(47)
Income (loss) before income taxes	(41,276)	(38,195)	(152,625)	(840,252)
Income tax expense (benefit)	—	(2,187)	—	(2,187)
Net loss	(41,276)	(36,008)	(152,625)	(838,065)
Preferred distributions to noncontrolling interest in subsidiary	(350)	—	(587)	—
Net loss attributable to common stockholders	$(41,626)	$(36,008)	$(153,212)	$(838,065)

Total weighted average shares
Basic	11,474	5,522	9,108	5,522
Diluted	11,474	5,522	9,108	5,522

Earnings (loss) per share attributable to common shareholders
Basic	$(3.63)	$(6.52)	$(16.82)	$(151.77)
Diluted	$(3.63)	$(6.52)	$(16.82)	$(151.77)

Seaport Entertainment Group

Reconciliation of Non-GAAP Financial Measures to Net Income (Loss)

(in thousands except share amounts)

(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2024	2023	2024	2023
Net loss	$(41,276)	$(36,008)	$(152,625)	$(838,065)
Preferred distributions to noncontrolling interest in subsidiary	(350)	—	(587)	—
Net loss attributable to common stockholders	(41,626)	(36,008)	(153,212)	(838,065)
Adjustments:
Depreciation and amortization	14,628	9,245	39,320	53,082
Provision for impairment	10,000	—	10,000	709,493
Loss on early extinguishment of debt	—	(1)	1,563	47
Non-cash compensation	2,254	288	3,212	1,495
Straight line rent, net	529	491	2,876	2,453
Capitalized interest	(2,960)	(1,959)	(3,628)	(8,537)
Other (income) loss[1]	(2,014)	(7)	(6,729)	(33)
Non-GAAP adjusted net loss attributable to common stockholders	(19,189)	(27,951)	(106,598)	(80,065)

Total weighted average shares
Basic	11,474	5,522	9,108	5,522
Diluted	11,474	5,522	9,108	5,522

Non-GAAP adjusted net loss attributable to common stockholders per share
Basic	$(1.67)	$(5.06)	$(11.70)	$(14.50)
Diluted	$(1.67)	$(5.06)	$(11.70)	$(14.50)

[1]

Other (income) loss primarily includes the financial results from non-recurring legal settlements during the three months ended December 31, 2024 and non-recurring reimbursements received from CCMC, a wholly owned subsidiary of Jean-Georges Restaurants that provides management services for certain retail and food and beverage businesses that the Company owns, either wholly or through partnerships with third parties during the three months ended September 30, 2024 relating to prior period operating expenses.